                       As filed with the Securities and
                     Exchange Commission on March 11, 1996

                      Registration No. 33-43177; 811-6423
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                    --------------------------------------

                                   Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                           ---

     Pre-Effective Amendment No. ___                                       ---

     Post-Effective Amendment No.  5                                        X
                                  ---                                      ---

                                      and

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                           ---

     Amendment No.  7                                                       X
                   ---                                                     ---

                       (Check appropriate box or boxes)


                       HILLIARD LYONS GROWTH FUND, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
              --------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (502) 588-8400

                    --------------------------------------

                               Dianna P. Wengler
                                Vice President
                       HILLIARD LYONS GROWTH FUND, INC.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
              --------------------------------------------------
                    (Name and address of agent for service)


                                With a copy to:
                              William G. Strench
                             Hirn Doheny & Harper
                             2000 Meidinger Tower
                          Louisville, Kentucky 40202
                          ---------------------------

                    --------------------------------------

                           Amending Parts A, B and C

                    --------------------------------------

            It is proposed that this filing will become effective:

             X   immediately upon filing pursuant to paragraph (b)
            ---
            ---  on __________ pursuant to paragraph (b)
            ---  60 days after filing pursuant to paragraph (a)(1)
            ---  on __________ pursuant to paragraph (a)(1)
            ---  75 days after filing pursuant to paragraph (a)(2)
            ---  on _____________ pursuant to paragraph (a)(2) of Rule 485

                   If appropriate, check the following box:

            --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has elected to register an indefinite number of securities pursuant to Rule 24f-2. On February 6, 1996 registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1995.

              Page 1 of ___ sequential pages (including exhibits)
                The index of exhibits is on sequential page __.

                       HILLIARD LYONS GROWTH FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET


                                    PART A
                                    ------

Items in Part A
of Form N-1A         Prospectus Caption
-------------        ------------------

      1              Cover Page

      2              Summary of Expenses

      3              Financial Highlights; The Fund's Performance

      4 Cover Page; The Fund and Its Investment Objective and Policies; General Information

      5              Summary of Expenses; Financial Highlights; Management;
                     Expenses of the Fund; Brokerage; Back Cover Page

      6              Dividends, Distributions and Taxes; General Information

      7 Distribution Arrangements; Purchase of Shares; Net Asset Value; Back Cover Page

      8              Redemption of Shares

      9              *


                                    PART B
                                    ------

Items in Part B
of Form N-1A         Statement of Additional Information Caption
-------------        -------------------------------------------

     10              Cover Page

     11              Table of Contents

     12              *

     13              Investment Objective and Policies

*Omitted since answer is negative or inapplicable.

     14              Management

     15              General Information

     16              Management; Distribution Arrangements; Transfer Agent and
                     Custodian

     17              Portfolio Transactions and Brokerage

     18              General Information

     19 Net Asset Value; See Prospectus - Purchase of Shares; See Prospectus - Redemption of Shares

     20              Dividends, Distributions and Taxes

     21              Distribution Arrangements

     22              Calculation of Investment Performance

     23              Report of Independent Auditors;
                     Statement of Assets and Liabilities


                                    PART C
                                    ------

                     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                        HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                           Telephone: (502) 588-8400
                                      (800) 444-1854

                                   PROSPECTUS

                              APRIL 29, 1996

  Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation.

  This Prospectus sets forth concisely the information an investor should know before investing. This Prospectus should be retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission. Such information, including the Fund's Statement of Additional Information dated April 29, 1996, which as amended or supplemented from time to time is incorporated by reference into this Prospectus, is available without charge by writing or telephoning the Fund at the address or telephone numbers set forth above.

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
   CONTRARY IS A CRIMINAL OFFENSE.

                       J.J.B. HILLIARD, W.L. LYONS, INC.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
Introduction...............................................................   2
Summary of Expenses........................................................   3
Financial Highlights.......................................................   4
The Fund and Its Investment Objective and Policies.........................   5
Management.................................................................   6
Distribution Arrangements..................................................   8
Expenses of the Fund.......................................................   9
Brokerage..................................................................   9
Purchase of Shares.........................................................  10
Redemption of Shares.......................................................  13
Dividends, Distributions and Taxes.........................................  15
Net Asset Value............................................................  16
The Fund's Performance.....................................................  17
General Information........................................................  17
Account Application........................................................  19

                                  INTRODUCTION

  Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation. See "The Fund and Its Investment Objective and Policies."

  The Fund's shares of common stock, par value $.001 per share, may be purchased at the current net asset value plus a sales charge of 4.75% of the amount invested (4.99% of the net amount invested). Sales charges are reduced for purchases of $50,000 or more. The minimum initial investment is $1,000 and the minimum investment for subsequent purchases is $100. See "Purchase of Shares." Fund shares may be redeemed without charge at their net asset value. See "Redemption of Shares."

  Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), serves as investment adviser to the Fund and receives a management fee equal to 0.80% per annum of the Fund's average daily net assets. See "Management." Hilliard Lyons, a registered broker-dealer, is the distributor of shares of the Fund. See "Distribution Arrangements."

                              SUMMARY OF EXPENSES

  The following table is provided to assist investors in understanding the various costs and expenses that an investor will incur, either directly or indirectly, as a stockholder of the Fund, based upon the maximum sales charge that may be incurred at the time of purchase of shares, and the Fund's actual operating expenses for the year ended December 31, 1995, except as noted. For further information about the Fund's expenses, see "Expenses of the Fund" and "Management".

     STOCKHOLDER TRANSACTION EXPENSES:
      Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................. 4.75%(1)
      Sales Charge Imposed on Reinvested Dividends.................... None
      Deferred Sales Charge........................................... None(2)
      Redemption Fees................................................. None(3)
     ANNUAL FUND OPERATING EXPENSES:
      (as a percentage of average net assets)
      Management Fee After Fee Waiver................................. 0.70%(4)
      Distribution (Rule 12b-1) Fee................................... 0.15%
      Other Expenses (audit, legal, stockholder services, transfer agent and custodian)............................................ 0.90%
      Total Operating Expenses After Fee Waiver....................... 1.75%(4)

--------
(1) Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors. See "Purchase of Shares".

(2) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases. See "Redemption of Shares".

(3) A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(4) For the year ending December 31, 1996, the Adviser voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses for such fiscal year exceed 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. The Adviser agreed to the same limit on fees for the year ended December 31, 1995. If the Adviser had not so agreed, the ratio of total operating expenses to average daily net assets for the year would have been 1.85%.

                               ----------------

  EXAMPLE. You would pay the following total expenses on a $1,000 investment, assuming (a) 5% annual return, (b) redemption at the end of each time period and (c) payment of the maximum sales charge of 4.75% of the offering price.

           One Year..................................... $ 65
           Three Years.................................. $101
           Five Years................................... $140
           Ten Years.................................... $258

  This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a stockholder of the Fund. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                           FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Fund upon request without charge. The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders which may be obtained directly from the Fund without charge.

                                                                PERIOD FROM
                                FOR THE YEAR ENDED               JANUARY 6,
                                   DECEMBER 31,                   1992* TO
                            ----------------------------------  DECEMBER 31,
                              1995         1994         1993        1992
                            --------     --------     --------  ------------
Net asset value:
 Beginning of period......    $15.98       $15.69       $15.19      $14.29
                            --------     --------     --------    --------
Net investment income.....      0.15         0.12         0.13        0.10
Net realized and change in
 unrealized gain on
 investments..............      4.82         0.29         0.50        0.90
                            --------     --------     --------    --------
Total from investment
 operations...............      4.97         0.41         0.63        1.00
                            --------     --------     --------    --------
Less dividends from net
 investment income........  (   0.15)    (   0.12)    (   0.13)   (   0.10)
Less dividends from net
 realized capital gains...  (   0.60)    (   0.00)    (   0.00)   (   0.00)
                            --------     --------     --------    --------
Total distributions.......  (   0.75)    (   0.12)    (   0.13)   (   0.10)
                            --------     --------     --------    --------
Net asset value:
 End of period............    $20.20       $15.98       $15.69      $15.19
                            ========     ========     ========    ========
Total Investment
 Return(1)................     31.10%        2.60%        4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA
Operating expenses to
 average net assets.......      1.75%(c)     1.75%(b)     1.75%       1.71%**(a)
Net investment income to
 average net assets.......       .82%(c)      .68%(b)      .75%       1.07%**(a)
Portfolio turnover rate...     27.50%       20.10%       59.64%      19.63%
Net assets, end of period
 (000s omitted)...........   $28,259      $20,476      $23,758     $22,404

--------

(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.

(1) Excludes maximum sales charge of 4.75%.

 * Commencement of operations

** Annualized

               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

  The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on September 5, 1991. The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. There is, however, no assurance that the Fund will achieve its investment objective. As a "non-diversified" investment company, the Fund is not subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that otherwise would limit the proportion of its assets that may be invested in the securities of a single issuer. The Fund will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). For further information on the Code's diversification requirements, see "Dividends, Distributions and Taxes."

  INVESTMENT POLICIES. The Fund seeks to meet its investment objective by investing in securities that are considered by its investment adviser to have long-term capital appreciation possibilities. It is expected that under normal circumstances at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis focuses on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

  The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund does not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

  For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets (not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities, or repurchase agreements collateralized by such obligations.

  The Fund enters into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

  PORTFOLIO TURNOVER. The Fund does not seek to realize profits by participating in short-term market movements and purchases securities primarily for long-term capital appreciation. Annual portfolio turnover is not expected to exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from the calculation are all securities with maturities of one year or less when purchased by the Fund.

  OTHER RESTRICTIONS. The Fund is subject to certain investment restrictions which have been adopted as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding shares. The Fund may not invest more than 25% of its total assets in any one industry. The Fund may borrow money from banks only for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its total assets and the Fund may not purchase securities while such borrowings exceed 5% of the value of the Fund's assets. The Fund will not invest in restricted securities if the then aggregate value of all restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) would exceed 10% of the Fund's net assets at the time of such investment. See the Statement of Additional Information for a more detailed description of the Fund's investment policies and restrictions.

                                   MANAGEMENT

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The directors approve all significant agreements between the Fund and the entities that furnish services to the Fund, including agreements with its investment adviser, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser.

  DIRECTORS AND OFFICERS. The directors and officers of the Fund are listed below together with their respective positions with the Fund and their principal occupation.

      NAME         POSITION WITH THE FUND          PRINCIPAL OCCUPATION
      ----         ----------------------          --------------------
Donald F. Kohler  Chairman of the Board of  Executive Vice President and Direc-
 (1)(2)            Directors                 tor of Hilliard Lyons

Gilbert L.        Director                  Investment Consultant
 Pamplin (1)(2)

Samuel C. Harvey  President                 Executive Vice President and Direc-
                                            tor of Hilliard Lyons

  NAME      POSITION WITH THE FUND             PRINCIPAL OCCUPATION
  ----      ----------------------             --------------------
Joseph C.   Vice President,          Senior Vice President of Hilliard Lyons
 Curry,      Treasurer and Secretary
 Jr. (2)

Thomas A.   Vice President           Vice President of Hilliard Lyons
 Corea

Dianna P.   Vice President           Vice President of Hilliard Lyons
 Wengler

William A.  Director                 Vice President, Deputy General Counsel
 Blodgett,                           Brown-Forman Corporation,
 Jr.                                 Louisville, Kentucky

John C.     Director                 Private Investor, formerly Managing Partner
 Owens                                of Owens and Company, Certified Public
                                      Accountants, Lexington, Kentucky

Dillman A.  Director                 Investment Consultant, Major General
 Rash (2)                             (Retired), U.S. Army

--------

(1) Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act by virtue of an affiliation with the Adviser and/or J.J.B. Hilliard, W.L. Lyons, Inc.

(2) Directors of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is J.J.B. Hilliard, W.L. Lyons, Inc.

  INVESTMENT ADVISER. The Adviser, located at Hilliard Lyons Center, Louisville, Kentucky 40202, is a division of Hilliard Lyons. Hilliard Lyons and its affiliate, Hilliard Lyons Trust Company, a Kentucky chartered trust company, are wholly-owned subsidiaries of Hilliard-Lyons, Inc., a Kentucky corporation. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 1995 of approximately $400,000,000. As of December 31, 1995, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $2,201,000,000.

  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, the Adviser provides investment research and a continuous investment program for the Fund consistent with the Fund's investment objectives. Samuel
C. Harvey is the portfolio manager of the Fund. Mr. Harvey has been the head of the Investment Management Group (IMG) of Hilliard Lyons since January 1, 1993. He was the head of Investment Policy of the IMG from June 1990 through December 31, 1992. Prior to that time, he was the head of the Research Department of Hilliard Lyons. Mr. Harvey has managed or co-managed the Fund on behalf of the Adviser since its inception.

  The Adviser bears all expenses of its employees and overhead incurred by it in connection with its duties under the Investment Advisory Agreement. It also pays the compensation of all officers and directors of the Fund who are affiliates of the Adviser or Hilliard Lyons. In addition, the Adviser has certain administrative obligations to the Fund which include providing (i) office facilities and related office equipment and services, (ii) supervision of all aspects of the Fund's non-investment operations to the extent not provided by others pursuant to the Fund's custodian and transfer agent agreements, and (iii) personnel to perform such executive, administrative and clerical services as are reasonably necessary for the effective administration of the Fund.

  As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets. This fee is higher than the management fee paid by most investment companies. For the year ending December 31, 1996, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses for such year exceed 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. In addition, the Adviser has obligated itself to reduce its management fees (to the extent of such fees) by the amount the Fund's expenses exceed the expense limitations, if any, imposed by state securities administrators in states where shares of the Fund are registered. For the year ending December 31, 1995, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $24,783. With the management fee waiver, total operating expenses for the year ending December 31, 1995 amounted to 1.75% of average daily net assets. Had there been no management fee waiver, total operating expenses would have been 1.85% of average daily net assets.

  The advisory clients of the Adviser include individuals, personal trusts, estates, employee benefit trusts, corporations and non-profit institutions, many of which have investment objectives which may be similar to those of the Fund. The Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. When the same securities are purchased or sold by the Fund and any of such other accounts at the same time, it is the policy of the Adviser to allocate such purchases and sales in a manner which is deemed equitable by the Adviser to all of the accounts involved, including the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

                           DISTRIBUTION ARRANGEMENTS

  DISTRIBUTOR. Hilliard Lyons serves as the exclusive distributor (the "Distributor") of the shares of the Fund pursuant to a Distribution Agreement with the Fund. The Distributor conducts a continuous public offering of shares of the Fund on a "best efforts" basis. It may enter into sales agreements with certain securities dealers and financial advisers ("authorized dealers") to permit them to solicit subscriptions for shares of the Fund and, if so, may pay them a continuing fee (not in excess of 0.25% annually of the Fund's average daily net assets) for distributing the Fund's shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts. The Distributor may also pay its own investment brokers a similar fee for performing the same services. It may also enter into servicing agreements providing for payments (not in excess of 0.25% annually of the Fund's average daily net assets) to financial institutions and others who perform stockholder servicing and administrative functions for certain stockholders. The Distributor at its own expense may also provide promotional incentives to investment brokers of the Distributor and to authorized dealers. In some instances, such incentives may be made available only to certain investment brokers or authorized dealers who have sold or are expected to sell, significant amounts of shares. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933.

  DISTRIBUTION PLAN. In accordance with a distribution plan (the "Plan") adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, the Fund reimburses the Distributor quarterly at an annualized rate of up to 0.25% of the Fund's average daily net assets for distribution expenses actually incurred. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. In unanimously approving the Plan, the Fund's Board of Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. The Distributor may be reimbursed for expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares, including: payments to its investment brokers and to authorized dealers for distributing Fund shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts; payments of commissions to investment brokers of the Distributor and to authorized dealers who are responsible for purchases of $1 million or more with no initial sales charge; payments to financial institutions and others who have entered into servicing agreements with the Distributor; and payments for printing and distributing Prospectuses, Statements of Additional Information and annual and interim reports for other than existing stockholders. The Distributor may also be reimbursed for an allocable portion of its overhead related to distribution of the Fund's shares. If the amount reimbursed is insufficient to pay the expenses of distribution, the Distributor bears the additional expenses. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year.

  Under its terms, the Plan remains in effect so long as it is approved at least annually by vote of the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Distributor is obligated to provide the directors quarterly reports of amounts expended under the Plan and the purpose for which the expenditures were made.

                              EXPENSES OF THE FUND

  The Fund bears its own expenses, which generally include all costs not specifically borne by the Adviser and Distributor. Included among the Fund's expenses are: investment advisory fees and reimbursements payable to the Distributor under the Plan; fees for necessary professional and brokerage services; costs incurred in having the Fund's net asset value calculated; the fees and expenses, if any, of directors, officers and employees of the Fund who are not affiliated with the Adviser; fees and certain expenses of the Fund's custodian and transfer agent; taxes; brokerage fees and commissions; reimbursement of the organization expenses of the Fund and fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including expenses of preparing and printing the Fund's Registration Statement, Prospectuses and Statements of Additional Information for such purposes; insurance expense; trade association dues; and the expense of reports to stockholders, stockholders' meetings and proxy solicitations. The Fund is also liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers, and, in certain situations, the Distributor, with respect to such litigation.

                                   BROKERAGE

  Execution of the Fund's portfolio transactions is arranged by the Adviser. The Adviser is authorized by the Fund's Board of Directors to employ securities brokers which, in its best judgment, will implement the policy of the Fund to seek "best execution" of its portfolio transactions at a reasonable cost. "Best execution" means prompt, efficient and reliable execution at the most favorable price obtainable. In making this determination, the Adviser takes into account, among other factors, the overall net economic result to the Fund including both execution price and any commissions and other costs paid, the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker.

  Subject to the policy of the Fund to seek "best execution" of its portfolio transactions, the Adviser may pay commissions to brokers, other than the Adviser, which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and its other advisory accounts.

                               PURCHASE OF SHARES

  INITIAL PURCHASES. Fund shares may be purchased through a Hilliard Lyons investment broker who will open a Hilliard Lyons account, explain the stockholder services available from the Fund and answer any questions. Shares may also be purchased directly from the Fund's transfer agent (the "Transfer Agent") by completing and signing the purchase application included in this Prospectus and sending it, together with a check payable to Hilliard Lyons Growth Fund, Inc., to State Street Bank and Trust Company, Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. The minimum initial investment is $1,000 and the minimum for additional investments is $100. The Distributor may in the future enter into sales agreements with authorized dealers allowing Fund shares to be purchased through such authorized dealers.

  ADDITIONAL PURCHASES. After an initial investment is made and a stockholder's account is established, additional purchases may be made either by telephoning the investment broker and placing an order, or by mailing the transmittal portion of the latest confirmation statement together with a check made payable to the Fund directly to the Transfer Agent. If a stockholder does not have the transmittal portion of the confirmation statement, the stockholder may simply provide the exact name or names in which the account was opened and the account number.

  GENERAL. Purchase orders received by a Hilliard Lyons investment broker, by the Distributor, or by the Transfer Agent prior to "closing time" on any "business day" are executed at the public offering price determined that day. Purchase orders received by an authorized dealer on any "business day" are executed at the public offering price determined that day, provided the order is received by the Distributor in Louisville, Kentucky, or by the Transfer Agent prior to "closing time" on that day. Authorized dealers are responsible for transmitting purchase orders to the Distributor or Transfer Agent promptly. The failure of an authorized dealer to promptly transmit an order may cause the purchase price to be more or less than the amount an investor otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a "business day" are priced as of "closing time" on the next succeeding "business day". A "business day" is any day on which the New York Stock Exchange is open for business; "closing time" is the close of trading on the Exchange, currently 4:00 p.m., Eastern time; or such other day or time as the Fund's directors may establish in the future. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

  Payment for Fund shares purchased through a Hilliard Lyons investment broker or an authorized dealer is normally due on the third business day after an order is placed with the Distributor. Investors may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or the authorized dealer. When payment is made to a brokerage firm by an investor before a settlement date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. Purchase orders placed directly with the Transfer Agent by mail must be accompanied by payment.

  STOCKHOLDERS' OPEN ACCOUNTS. At the initial purchase of shares, the Transfer Agent creates an open account for the stockholder or the authorized dealer holding shares for the investor. Additional shares purchased are likewise credited to the open account. The Transfer Agent maintains a continuous permanent record of each open account and sends a written statement of every transaction in the account as well as an annual statement of account activity. In the interest of economy and convenience, stock certificates are not issued. Upon the transfer of Fund shares out of a Hilliard Lyons account, an account in the transferring stockholder's name may be opened at the Transfer Agent. Stockholders considering transferring a tax-deferred retirement account, such as an IRA, from Hilliard Lyons to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not accept the transfer of shares of the Fund, a stockholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that cash proceeds can be transferred to the account at the new firm or such stockholder must continue to maintain a retirement account at Hilliard Lyons for those shares.

  PUBLIC OFFERING PRICE. The Fund's public offering price is the next determined net asset value per share plus a sales charge paid at the time of purchase as shown in the following table:

                            SALES CHARGE                    MAXIMUM AUTHORIZED
                            AS PERCENTAGE  SALES CHARGE AS  DEALER ALLOWANCE AS
                             OF OFFERING  PERCENTAGE OF NET    PERCENTAGE OF
AMOUNT OF PURCHASE              PRICE      AMOUNT INVESTED    OFFERING PRICE
------------------          ------------- ----------------- -------------------
Less than $50,000..........     4.75%           4.99%              4.25%
$50,000 up to (but less
 than) $100,000............     4.00%           4.17%              3.50%
$100,000 up to (but less
 than) $250,000............     3.00%           3.09%              2.50%
$250,000 up to (but less
 than) $500,000............     2.25%           2.30%              2.00%
$500,000 up to (but less
 than) $1 million..........     1.75%           1.78%              1.50%
$1 million or more.........      None            None               None

  No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See "Redemption of Shares". The Distributor may pay a commission to its investment brokers or to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $3 million plus 0.50% on the excess over $3 million.

  COMBINED PURCHASE PRIVILEGE. The following purchases may be combined for purposes of determining the "Amount of Purchase": (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own account, including shares purchased by an employee benefit plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section

2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in "(a)" above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

  CUMULATIVE QUANTITY DISCOUNT. A stockholder may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if a stockholder holds shares having a value of $75,000 and purchases $25,000 of additional shares, the sales charge applicable to the additional investment would be 3.0%, the rate applicable to a single purchase of $100,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of the Distributor or Transfer Agent.

  LETTER OF INTENT. If a stockholder anticipates purchasing at least $50,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing the Letter of Intent (the "Letter") section of the Account Application and furnishing it to the Distributor or Transfer Agent. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of the Account Application. Shares purchased under a Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should the stockholder invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. The Transfer Agent holds in escrow shares purchased with the first 5% of the total intended amount of purchase which can be redeemed to make up any deficiency in the sales charge.

  AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables stockholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With stockholder authorization and bank approval, the Distributor or authorized dealer (or, with respect to stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer, the Transfer Agent) automatically charges the bank account for the amount specified ($100 minimum) which is automatically invested in shares at the public offering price on or about the date specified by the stockholder. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and stockholders receive a confirmation statement showing the current transaction. Participation in the plan begins within 30 days after receipt of the Automatic Investment Plan Application. If the bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The stockholder may change the amount of the investment or discontinue the plan at any time by notifying the Distributor or authorized dealer or by writing to the Transfer Agent.

  SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of a sales charge to the following persons: (i) current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee; (ii) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (iii) employees and directors of the Fund and registered representatives of authorized dealers; (iv) existing advisory fee clients of Hilliard Lyons Investment Management Group or Hilliard Lyons Trust Company on purchases effected by transferring all or a portion of their investment management or trust account to the Fund provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares; (v) investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other fund; (vi) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000.

  In order to take advantage of a sales charge waiver, a purchaser must certify to the Distributor eligibility for a waiver and must notify the Distributor whenever eligibility for a waiver ceases to exist. The Distributor reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

  RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including IRAs, Section 403(b) Plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans, including any applicable annual fee, is available from the Distributor.

                              REDEMPTION OF SHARES

  Fund shares may be redeemed without charge at their net asset value. Stockholders who maintain brokerage accounts at Hilliard Lyons or at an authorized dealer may redeem shares through Hilliard Lyons or the authorized dealer; all other stockholders must redeem Fund shares through the Transfer Agent.

  REDEMPTION THROUGH HILLIARD LYONS OR AN AUTHORIZED DEALER. Stockholders who maintain accounts at Hilliard Lyons or at an authorized dealer may submit redemption requests to their Hilliard Lyons investment broker or such authorized dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an authorized dealer are effected at the net asset value next computed after receipt of the request by the Distributor in Louisville, Kentucky. Redemption proceeds are credited to the stockholder's brokerage account for disbursement according to the stockholder's instructions and will normally be credited to the Stockholder's brokerage account within three business days. Authorized dealers are responsible for transmitting redemption requests to the Distributor promptly. The failure of an authorized dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount an investor otherwise would have received.

  REDEMPTION THROUGH THE TRANSFER AGENT. Stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer must redeem their shares through the Transfer Agent by mail; other stockholders also may redeem Fund shares through the Transfer Agent. Stockholders should mail redemption requests directly to the Transfer Agent:
State Street Bank and Trust Company, Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. A redemption request is executed at the net asset value next computed after it is received in "good order". "Good order" means that the request must be accompanied by the following: (1) a letter of instructions specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed) signed by all registered owners of the shares in the exact named in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange, and (3) other supporting legal documents in the case of an estate, trust, guardianship, custodianship, partnership or corporation. Stockholders are responsible for ensuring that a request for a redemption is received in "good order". A stockholder may elect to have redemption proceeds of $1,000 or more wired to a commercial bank account designated by the stockholder. A transaction fee of $5.00 may be charged for payments by wire.

  ADDITIONAL INFORMATION ON REDEMPTIONS. If the shares were recently purchased, the redemption proceeds are not sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

  The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund reserves the right to effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a stockholder receives a distribution in kind, the stockholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

  Questions about redemption requirements should be referred to the stockholder's Hilliard Lyons investment broker or authorized dealer, or to the Transfer Agent if the stockholder does not maintain a brokerage account. Because the Fund incurs certain fixed costs in maintaining stockholder accounts, the Fund reserves the right to redeem stockholder accounts of less than $500 in net asset value. Such stockholder accounts will be redeemed only if the balance has decreased below that level as a result of stockholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, it will notify the stockholder of its intention to do so and provide the stockholder with an opportunity to increase the amount invested to $500 or more within 30 days of the notice.

  CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. Pursuant to an order of the Securities and Exchange Commission, the contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in (S)72(m)(7) of the Internal Revenue Code) of the stockholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"), or (c) systematic withdrawals from ERISA plans if the stockholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual stockholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for stockholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating stockholder in amounts not less than $100.

  Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the stockholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, the stockholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. As it generally would not be advantageous to a stockholder to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted. Stockholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

  REINSTATEMENT PRIVILEGE. A stockholder who redeems shares and who has not exercised the reinstatement privilege within the previous twelve months may reinvest the proceeds of such redemption in new shares of the Fund without sales charge and, if applicable, with credit for any contingent deferred sales charge by exercise of the reinstatement privilege. Reinvestment will be at the net asset value next determined after the Distributor receives a letter requesting reinstatement and payment therefor. The Distributor must receive the letter requesting reinstatement and payment therefor within 60 days following the redemption. A reinstatement fee of $25 will be charged by the Distributor. Stockholders should consult their tax adviser regarding the tax consequences of exercising the reinstatement privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDENDS AND DISTRIBUTIONS. It is the present policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions are normally reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Transfer Agent. The Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable income and capital gains. If necessary to avoid the imposition of this tax and if in the best interests of its stockholders, the Fund will declare and pay distributions of its net investment income and net capital gains more frequently than stated above.

  TAXES. The Fund intends to continue to qualify each year as a "regulated investment company" within the meaning of the Code. If the Fund qualifies as a regulated investment company and if certain distribution requirements are met, the Fund will not be subject to federal income tax on its investment income and net capital gains that it distributes to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months. In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies).

  Dividends paid by the Fund from investment income and distributions of short-term capital gains are taxable to stockholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to stockholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the stockholder has held shares of the Fund. Each stockholder receives an annual statement as to the tax status and dollar amounts of dividends and distributions, if any, for the prior calendar year. The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

  The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (i) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (ii) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) the payee fails to certify that backup withholding is not required.

                                NET ASSET VALUE

  The net asset value per share is computed by dividing the net assets of the Fund (assets, including securities at market value, minus liabilities) by the number of shares outstanding. Investments that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors. The Fund computes its net assets value as of "closing time" on each "business day".

                             THE FUND'S PERFORMANCE

  The Fund may periodically advertise its "average annual total return" over various periods of time. This figure shows the average annual percentage change in value of an investment in the Fund from the beginning date to the ending date of the measuring period. It reflects changes in the price of the Fund's shares and assumes that any dividends or distributions paid by the Fund during the period are reinvested in shares of the Fund at net asset value on the reinvestment dates during the period and does not reflect the payment of a sales charge. Figures will be given for recent one, five and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period.

  The Fund's investment results vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of how an investment in the Fund may perform in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

  The Fund's annual report, which contains additional performance information, is available upon request without charge by writing or calling the Fund at the address and telephone number set forth on the cover of this prospectus.

                              GENERAL INFORMATION

  DESCRIPTION OF SHARES. The Fund was incorporated under the laws of the State of Maryland on September 5, 1991. The authorized capital stock of the Fund consists of 150,000,000 shares of common stock, par value $.001 per share. The directors of the Fund have authority under the Articles of Incorporation to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by classifying and reclassifying unissued shares, without further action by stockholders. When matters are submitted for stockholder vote, each stockholder will have one vote for each full share owned and fractional votes for fractional shares held. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of the Fund have equal rights with respect to voting, dividends and distributions upon liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

  STOCKHOLDER MEETINGS. As a Maryland corporation, the Fund is not required and does not intend to hold regular annual stockholder meetings. It will hold an annual meeting if directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring stockholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's directors upon the written request of the holders of 10% of the Fund's shares. Stockholders who satisfy certain criteria will be assisted by the Fund in communicating with other stockholders in seeking the holding of the meeting. The record holders of at least 25% of the Fund's shares may require the Fund to hold a special meeting of stockholders for any purpose.

  REPORTS TO STOCKHOLDERS. The Fund sends reports to stockholders quarterly. Each of these includes a schedule of portfolio securities. In addition, the semi-annual report contains unaudited financial statements and the annual report contains audited financial statements.

  TRANSFER AGENT AND CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8315, Boston, MA 02266-8315: telephone (617) 774-4991, acts as the Fund's transfer agent and as custodian of the Fund's cash and securities. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

   INFORMATION FOR STOCKHOLDERS. All stockholder inquiries regarding administrative procedures should be directed to your Hilliard Lyons investment broker, your authorized dealer or to the administrative office of the Adviser, Hilliard Lyons Investment Advisors, Hilliard Lyons Center, P.O. Box 32760, Louisville, Kentucky 40232-2760: telephone (502) 588-8400 or (800) 444-1854.

ACCOUNT APPLICATION                             HILLIARD LYONS GROWTH FUND, INC.
--------------------------------------------------------------------------------
Do Not Use This Application To Open An IRA. Please Contact Your Investment Broker For The Special Application Required.

This Application may be used to open a new account or to add stockholder options listed on reverse to an existing account.

[_] Check box if adding stockholder options to an existing account

                                    -------------------------------------------
                                            (Fund Account Number if known)
--------------------------------------------------------------------------------
RETURN THIS COMPLETED APPLICATION TO:
                    State Street Bank and Trust Company
                    Attention: Hilliard Lyons Growth Fund, Inc.
                    P.O. Box 8315
                    Boston, MA 02266-8315
                    For additional information, call the Distributor, J.J.B. Hilliard, W.L. Lyons, Inc. at (800) 444-1854 or (502) 588-
                    9145
--------------------------------------------------------------------------------
1. TELL US HOW YOU WOULD LIKE TO REGISTER YOUR ACCOUNT
   REGISTRATION

 Individual--       [_] 1.
 use Line 1             -------------------------------------    --------------
 --------------            First Name Initial Last Name              Social
                                                                  Security No.
                    [_] 2.
 Joint Tenant           -------------------------------------    --------------
 (if any) With             First Name Initial Last Name              Social
 Right of Sur-                                                    Security No.
 vivorship--            -------------------------------------    --------------
 use Line 2
 --------------     [_] 3.
                        -------------------------------------    --------------
 Corporation,              First Name Initial Last Name           Tax I.D. No.
 Partnership,
 Trust, or              -------------------------------------
 others in any            Name of Officer, Managing Partner,
 fiduciary or                   Trustee or Custodian
 representative     [_] 4.
 capacity--use          -------------------------------------    --------------
 Line 3                  Custodian's  Initial      Last Name
 --------------          First Name

                   ------------------------------------------   --------------
                      Minor's First Name  Initial  Last Name        Minor's
 Gifts to Mi-                                                        Social
 nors--use                                                        Security No.
 Line 4
 --------------    Under the _____________________  Uniform Gifts to Minors Act
                               State of Minor's
                                   Residence

2. ADDRESS

 -------------------------------------    -------------------------------------
                Street                    Area Code        Telephone

 -------------------------------------
 City            State             Zip    Citizen of U.S.   Other _____________
                                                                    (Specify)
3. TELL US HOW MUCH YOU WOULD LIKE TO INVEST
   AMOUNT OF INITIAL INVESTMENT
   Please open a new account. My check for $____________ is enclosed payable to Hilliard Lyons Growth Fund, Inc. (Minimum initial investment $1,000)
   CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS
   All capital gains and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
   [_] Pay capital gains distributions in cash
   [_] Pay income dividends in cash

4. YOU MAY BE ELIGIBLE TO REDUCE YOUR SALES CHARGE
   LETTER OF INTENT--Please complete this section if opening a Letter of Intent Although I am not obligated to do so, I intend to purchase shares of
   Hilliard Lyons Growth Fund, Inc. over the 13-month period following the effective date of this application in amounts (not less than 5% of the total intended amount for the initial purchase) which will equal or exceed:
   [_] $50,000[_] $100,000[_] $250,000[_] $500,000[_] $1,000,000
   I remit herewith payment for $___________ of such Shares. Each purchase will be made at the then reduced Offering Price applicable to the amount checked above, as described in the Prospectus. By completing this section of the application and signing it below, I agree to the terms and conditions of the Letter of Intent as described in the Prospectus and I irrevocably constitute and appoint State Street Bank and Trust Company my attorney, with full power of substitution, to surrender for redemption any or all shares of the Fund held in escrow to make up any deficiency in the sales charge if my total purchases over the 13-month period are less than the total intended amount. CUMULATIVE QUANTITY DISCOUNT
   See "Purchase of Shares" in Prospectus
   Cumulative quantity discounts are applicable if a shareholder's current holdings of existing shares total the requisite amount for receiving a discount as described in the Prospectus. Below are listed all the accounts (account name and number) which should be aggregated for a cumulative quantity discount.
   Name ___________________   Name ___________________   Name __________________
   Acct. No. ______________   Acct. No. ______________   Acct. No. _____________
   COMBINED PURCHASE PRIVILEGE
   List the names of the individuals, plans or trustees who are also opening Fund accounts at this time with whom you are entitled to combine your purchase as provided in the Prospectus under "Purchase of Shares".
   Name _______________________________
   Name _______________________________
5. YOU MAY WISH TO AVAIL YOURSELF OF OTHER STOCKHOLDER OPTIONS
   SYSTEMATIC WITHDRAWAL PLAN
   This service is available only for accounts with a minimum net asset value of $10,000 or more. You may receive payments of $100 or more.
   [_] I wish to activate the automatic cash withdrawal service.
   I would like a check for $_______________  mailed on the following basis:
   [_] monthly[_] quarterly
   Withdrawals will be taken on the last business day of the month or calendar quarter.
   AUTOMATIC INVESTMENT PLAN
   You may make regular monthly or quarterly investments of $100 or more in your Fund account with automatic transfers from your bank account subject to your bank's approval.
   Please contact your Investment Broker or call (800) 444-1854, extension 145, to receive a Plan Authorization Form.
6. PLEASE SIGN YOUR NAME AND CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER
   I (we) have full right, power, and legal capacity and am (are) of legal age in my (our) state of residence to purchase shares of the Fund. I (we) affirm that I (we) have received and read the current Prospectus of the Fund and agree to its terms.
   I (we) certify, under penalty of perjury, that (1) I (we) am (are) not subject to backup withholding for underreporting interest or dividends (strike out this clause (1) if the Internal Revenue Service has notified you that you are subject to backup withholding) and (2) that my (our) correct Social Security (taxpayer identification) number is as indicated on this application. SIGN BELOW EXACTLY AS THE ACCOUNT IS TO BE REGISTERED (CORPORATIONS, ETC., INDICATE TITLES):

   AUTHORIZED SIGNATURE(S)

   --------------------  --------------------------  -------------  ------------
   Owner, Trustee, etc.  Joint owner, Trustee, etc.  Other          Date

7. FOR USE BY AUTHORIZED DEALERS ONLY
   Firm ________________________________
   Home Office Address _________________
   City, State, Zip ____________________   Branch Office Address _______________
   _____________________________________   City, State, Zip ____________________
   Rep's Name __________________________   _____________________________________
   Rep's Number ________________________   Telephone ___________________________
   (if known)

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

INVESTMENT ADVISER
Hilliard Lyons Investment Advisors
Hilliard Lyons Center
Louisville, KY 40202-2517

DISTRIBUTOR
J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, KY 40232-2760
(502) 588-9145
(800) 444-1854

TRANSFER AGENT AND CUSTODIAN
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02266

AUDITORS
Ernst & Young LLP
400 West Market Street
Louisville, KY 40202

LEGAL COUNSEL

Hirn Doheny & Harper
2000 Meidinger Tower
Louisville, KY 40202

================================================================================

PROSPECTUS AND APPLICATION

           LOGO
           HILLIARD LYONS
           GROWTH FUND

          APRIL 29, 1996


     J.J.B. HILLIARD, W.L. LYONS,
                 INC.
         HILLIARD LYONS CENTER
      LOUISVILLE, KENTUCKY 40202
            (502) 588-9145
            (800) 444-1854

================================================================================

                                     PART B


                        HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517
                            Telephone (502) 588-8400

                           __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 29, 1996


       Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies that the Fund's investment adviser, Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), believes have superior potential for capital appreciation.

       This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated April 29, 1996 and is to be read in conjunction with such prospectus (the "Prospectus"). Some of the information required in this Statement of Additional Information has been included in the Prospectus. A copy of the Prospectus may be obtained from the Fund at Hilliard Lyons Center, Louisville, Kentucky 40202-2517.

                               TABLE OF CONTENTS
                               -----------------

                                                               PAGE
                                                               ----

Investment Objective and Policies..........................     3

Management.................................................    12

Distribution Arrangements..................................    15

Portfolio Transactions and Brokerage.......................    18

Expenses of the Fund.......................................    20

Dividends, Distributions and Taxes.........................    20

Net Asset Value............................................    23

Calculation of Investment Performance......................    23

Transfer Agent and Custodian...............................    24

Counsel....................................................    24

Independent Auditors.......................................    24

General Information........................................    24


                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

       The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. The achievement of its objective depends upon the Adviser's analytical and portfolio management skills. There is, however, no assurance that the Fund will achieve its investment objective.

       The Fund seeks to meet its investment objective by investing in securities that are considered by the Adviser to have long-term capital appreciation possibilities. While it is anticipated that most of the time the major portion of the Fund's portfolio will be invested in common stocks, the Fund may also invest in convertible debt obligations and convertible preferred stock. Under normal circumstances, at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis will focus on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

       The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund will not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

Short-Term Investments
----------------------

       For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets

(not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by such obligations. In addition, when the Adviser believes that market conditions warrant it, the Fund may take a temporary defensive posture and without limitation may hold part or all of its assets in cash or fixed income securities that will generally have less than a year to maturity and will be limited to: (1) obligations of the U.S. government, its agencies and instrumentalities; (2) high quality commercial paper; and (3) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (See Appendix A - "Description of Securities Ratings"). For temporary defensive purposes, the Fund may also invest in nonconvertible preferred stocks considered by the Adviser to be high grade. To the extent that it holds cash or invests in fixed income securities, the Fund will not achieve its investment objective of long-term growth of capital.

Convertible Securities
----------------------

       The Fund may invest in investment grade convertible securities having a rating of or equivalent to Standard & Poor's BBB or higher, or if unrated, judged by the Adviser to be of comparable quality. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

       As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

       The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common stockholders.

       Securities rated less than "A" by Standard & Poor's may have speculative characteristics. The Fund will not invest more than 5% of its total assets in such securities. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser may attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will be available for the disposition of such securities.

       Since its inception, the Fund has not invested in convertible securities and the Fund does not currently intend to invest in such securities during 1996.

Foreign Investments
-------------------

       It is expected that no more than 10% of total assets will be invested in securities of foreign corporations. However, the Fund has the right to invest up to 15% of its total assets at the time of purchase and after giving effect thereto in common stocks and convertible securities of foreign corporations.
The Fund may invest in issuers in Canada, Western Europe and the Pacific Basin. No more than 25% of the Fund's total foreign investments will be invested in securities of issuers in developing countries as a whole. The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or are traded in an over-the-counter market or may invest in securities of foreign issuers in the form of sponsored American Depositary Receipts. Generally, these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. In addition, subject to the restrictions described below under "Investment Restrictions", the Fund may invest in the common stocks of closed-end investment companies that (i) invest primarily in foreign equity securities and (ii) are traded in United States or foreign markets. Securities of such closed-end investment companies will be treated as foreign securities for purposes of the 15% limitation described above.

       Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits include the opportunity to invest in foreign issuers that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

       Investment in foreign securities may involve risks which differ from investments in securities of U.S. issuers, including political and economic instability in certain countries, the imposition of exchange controls or other government restrictions, difficulties in enforcing judgments, higher brokerage commissions and transaction costs, the lack of public information about issuers, and differing accounting and financial reporting standards. Since investment in foreign securities involves foreign currencies, the value of the Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Fund will not enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments.

       There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Foreign securities markets may have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies.

       Since its inception, the Fund has not invested in securities of foreign corporations and the Fund does not currently intend to invest in such securities during 1996.

When-Issued and Delayed Delivery Securities
-------------------------------------------

       The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must maintain with the custodian a segregated account of liquid assets in the name of the Fund, consisting of cash, United States government securities or other appropriate high grade debt obligations in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand. It is the intention of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by when-issued commitments.

       Since its inception, the Fund has not invested in securities on a when-issued or delayed basis and the Fund does not currently intend to invest in such securities during 1996.

Corporate Reorganizations
-------------------------

       The Fund may invest up to 10% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

       In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also sell at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advanta geous when the discount significantly overstates the risk of the contingencies involved or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the market dynamics and business climate when the offer or proposal is in process. In making these investments, the Fund may not violate any of its investment restrictions (see "Investment Restrictions") including the requirement that (a) as to 50% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. If the Adviser selects investments of the type described, in its view, they will have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

       Since its inception, the Fund has not invested in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced and the Fund does not currently intend to invest in such securities during 1996.

Restricted Securities
---------------------

       The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 (the "1933 Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement, to "qualified institutional buyers" under Rule 144A under the 1933 Act or under an effective registration statement filed pursuant to the 1933 Act.

       The purchase price and subsequent valuation of restricted securities normally reflect the discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price will vary, depending upon the type of security, the character of the issuer, the provisions for registration, if any, and prevailing supply and demand.

       The Fund may not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) to exceed 5% of the Fund's net assets at the time of such investment and after giving effect thereto. Restricted securities are valued at their fair value in such manner as the Board of Directors in good faith deems appropriate.

       Since its inception, the Fund has not invested in restricted securities and the Fund does not currently intend to invest in such securities during 1996.

Investments in Small, Unseasoned Companies
------------------------------------------

       The Fund may invest up to 5% of its total assets in companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

       Since its inception, the Fund has not invested in securities of companies which have operated less than three years and the Fund does not currently intend to invest in such securities during 1996.

Repurchase Agreements
---------------------

       From time to time, the Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repur chase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

       The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 5% of its net assets would be so invested.

Portfolio Turnover
------------------

       The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. While the rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate, it is anticipated, given the Fund's investment objective, that its annual portfolio turnover should not exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

       The portfolio turnover rate of the Fund increased from 20.1% for the year ending December 31, 1994 to 27.5% for the year ending December 31, 1995.

Investment Restrictions
-----------------------

       The Fund has adopted the following investment restrictions for the protection of stockholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these restrictions, the Fund may not:

       (1) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

       (2) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

       (3) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

       (4) Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction (2) above and in connection with the deposit of assets when purchasing securities on a when-issued or forward commitment basis.

       (5) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, in disposing of a portfolio security.

       (6) Make short sales of securities, except "short sales against-the-box".

       (7) Make loans, except through (i) repurchase agreements and (ii) in connection with purchasing debt securities, consistent with applicable regulatory requirements and as set forth in the Prospectus.

       (8) Purchase the shares of any open-end investment company other than as part of a merger, consolidation or acquisition of assets. The Fund may not purchase shares of any closed-end investment company in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other closed-end investment company shares held by the Fund, 10% of the Fund's total assets. In addition, the Fund may not purchase shares of a closed-end investment company if immediately after such purchase the Fund and all other investment companies having the same investment adviser own more than 10% of the total outstanding voting securities of such closed-end company. Shares of closed-end investment companies may be purchased only in the open market in transactions involving customary brokers' commissions.

       (9) Invest more than 10% of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

       (10) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate). Nothing in this restriction shall prohibit the Fund from owning real estate used principally for its own office space.

       (11) Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

       (12) Purchase or sell commodities or commodity futures contracts.

       (13) Write or sell puts, calls, straddles, spreads or combinations thereof.

       (14) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

       (15) Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of warrants or more than 2% of the value of the Fund's net assets would consist of warrants which are not listed on the New York or American Stock Exchange, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

       (16) Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

       In addition to the investment restrictions mentioned above, the directors of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the directors without prior notice to or approval of stockholders. Accordingly, the Fund may not:

       (1) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers or directors of the Fund or its investment adviser individually owning beneficially more than one-half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities; and

       (2) Purchase the securities of any issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

       If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may adopt investment policies more restrictive than those described above.

                                   MANAGEMENT
                                   ----------

Directors and Officers
----------------------

       The following table sets forth information concerning the directors and officers of the Fund, including their addresses and principal business experience for the past five years.


                                                          Principal
                                                          ---------
                               Position with          Occupation During
                               -------------          -----------------
Name and Address                 the Fund              Last Five Years
----------------                 --------              ---------------

Gilbert L. Pamplin/(1)(2)/    Director         Investment Consultant; Chairman
Hilliard Lyons Center                          of the Board of Hilliard Lyons
Louisville, KY 40202                           from 1988 to 1995; Chief Executive
                                               Officer of Hilliard Lyons
                                               since December 1982 and President
                                               from 1982 to 1988



William A. Blodgett, Jr.      Director         Vice President, Deputy General
Brown-Forman Corporation                       Counsel Brown-Forman Corpora-
850 Dixie Highway                              tion since October 1994; Partner,
Louisville, KY 40210                           Law Firm of Woodward, Hobson
                                               & Fulton prior thereto




John C. Owens                 Director         Private Investor
116 Chinoe Road
Lexington, KY 40502

Dillman A. Rash/(2)/          Director         Investment Consultant
Hilliard Lyons Center
Louisville, KY 40202

Donald F. Kohler/(1)(2)/      Chairman of      Executive Vice President and
Hilliard Lyons Center         the              Director of Hilliard Lyons
Louisville, KY 40202          Board



Samuel C. Harvey              President        Executive Vice President and
Hilliard Lyons Center                          Director of Hilliard Lyons since
Louisville, KY 40202                           January 1993; Senior Vice Presi-
                                               dent prior thereto



Joseph C. Curry, Jr./(2)/     Vice             Senior Vice President of Hilliard
Hilliard Lyons Center         President,       Lyons since July 1994 and Vice
Louisville, KY 40202          Secretary and    President prior thereto
                              Treasurer



Thomas A. Corea               Vice President   Vice President of Hilliard Lyons
Hilliard Lyons Center                          since December 1991
Louisville, KY 40202

Dianna P. Wengler             Vice President   Vice President of Hilliard Lyons
Hilliard Lyons Center                          since 1990 and employee, Investment
Louisville, KY 40202                           Management Group, prior thereto


----------------------

   (1)Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 by virtue of an affiliation with the Fund's investment adviser and/or J.J.B. Hilliard, W.L. Lyons, Inc.

   (2)Directors of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is J.J.B. Hilliard, W.L. Lyons, Inc.

   The Fund pays each of its directors who is not affiliated with the Adviser or Hilliard Lyons annual compensation of $5,000 and a fee of $500 for each Board or Committee meeting attended, in addition to certain out-of-pocket expenses. At February 29, 1996, the officers and directors of the Fund as a group owned beneficially 58,083 shares of the Fund, 4.1% of the shares outstanding).

   At February 29, 1996, J.J.B. Hilliard, W.L. Lyons, Inc. Employees Profit Sharing Plan Fund D owned beneficially and of record 22.9% of the outstanding shares of the Fund.

Investment Adviser
------------------

   As stated in the Prospectus, Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), acts as the Fund's investment adviser and performs certain administrative services for the Fund. See "MANAGEMENT - Investment Adviser" in the Prospectus for a description of the Adviser's duties as investment adviser.

   The Adviser, located at Hilliard Lyons Center, Louisville, Kentucky 40202, is a division of J.J.B. Hilliard, W.L. Lyons, Inc. Hilliard Lyons and its affiliate, Hilliard Lyons Trust Company, a Kentucky chartered trust company, are wholly-owned subsidiaries of Hilliard-Lyons, Inc., a Kentucky corporation. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to the Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 1995 of approximately $400,000,000. As of December 31, 1995, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $2,201,000,000.

   The Adviser's administrative obligations pursuant to the Investment Advisory Agreement with the Fund include, subject to the general supervision of the Board of Directors of the Fund (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging for the preparation, at the Fund's expense, of its tax returns, reports to stockholders, periodic updating of the Prospectus and Statement of Additional Information and reports filed with the Securities and Exchange Commission and other regulatory authorities, (d) providing the Fund with adequate office space and certain related office equipment and services, and (e) maintaining all of the Fund's records, other than those maintained by others pursuant to agreements with the Fund.

   As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets. This fee is higher than the investment advisory fee paid by most investment companies. For the year ending December 31, 1996, the Adviser voluntarily agreed to reduce the fees payable to it under the Investment Advisory Agreement and, if necessary, reimburse the Company on a quarterly basis, by the amount by which the Fund's total annual operating expenses for such year exceed 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. The Adviser voluntarily agreed to the same reductions and reimbursements for the years ending December 31, 1995 and December 31, 1994. In addition, the Adviser has obligated itself to reduce its advisory fees (to the extent of such fees) by the amount the Fund's expenses exceed the expense limitations, if any, imposed by state securities administrators in states where shares of the Fund are registered. For the year ending December 31, 1995, the advisory fees totaled $193,004, of which $24,783 was waived.

For the year ending December 31, 1994, the advisory fees totaled $175,323, of which $41,103 was waived.

   The Investment Advisory Agreement does not prohibit the Adviser or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by the Adviser to be equitable to such clients and the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

   The Investment Advisory Agreement was approved by the directors of the Fund and by a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, on September 30, 1991 and became effective on January 2, 1992. It will continue in effect until March 31, 1997 and from year to year thereafter provided such continuance is specifically approved at least annually
(a) by the vote of a majority of the outstanding shares of the Fund (as defined under "Investment Restrictions") or by a majority of the directors of the Fund, and (b) by the vote of a majority of the directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the directors of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser and by the Adviser on 60 days written notice to the Fund.

   The Fund's name is derived from the name "J.J.B. Hilliard, W.L. Lyons, Inc." and therefore is the property of Hilliard Lyons. The Fund has agreed by the terms of the Advisory Agreement that any name derived from the name "J.J.B. Hilliard, W.L. Lyons, Inc." may freely be used by the Adviser for other investment companies, entities, products or services. The Fund has further agreed that upon termination of the Advisory Agreement the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which is not derived from "J.J.B. Hilliard, W.L. Lyons, Inc."

                           DISTRIBUTION ARRANGEMENTS
                           -------------------------

Distributor
-----------

   Hilliard Lyons serves as the exclusive distributor of shares of the Fund pursuant to a "best efforts" arrangement as provided by a Distribution Agreement with the Fund dated January 2, 1992. Hilliard Lyons may enter into sales agreements with certain securities dealers and financial advisers (collectively referred to as "authorized dealers") to permit them to solicit subscriptions for shares of the Fund and may pay them a continuing fee (not in excess of 0.25% annually of the Fund's average daily net assets) for distributing the Fund's shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts. It may also enter into servicing agreements providing for payments to financial institutions (including banks) and others who perform stockholder servicing and administrative functions for certain stockholders. During the fiscal years ended December 31, 1995 and 1994, the aggregate amounts of the Fund's sales charges were $48,601 and $49,390, respectively.

   The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing stockholder servicing and administrative functions. The Distributor may engage banks to perform such functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their affiliates, could prevent a bank from servicing accounts of stockholders of the Fund. In that case, its stockholder clients, if any, would be permitted to remain stockholders of the Fund, and alternative means for continuing the servicing of such stockholders would be sought. It is not expected that stockholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws may differ from federal law and may require banks and financial institutions to register as dealers.

   After the Prospectus, Statement of Additional Information and annual and interim reports of the Fund have been prepared and set in type, Hilliard Lyons pays for the printing and distribution of copies thereof used in connection with the offering of shares of the Fund to prospective investors. Hilliard Lyons also pays for the cost of preparing, printing and distributing any other literature used by it or furnished by it for use by authorized dealers in connection with the offering of shares of the Fund for sale to the public and any expenses of advertising.

Distribution Plan
-----------------

   The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor quarterly at the annualized rate of up to 0.25% of the Fund's average daily net assets for distribution expenses actually incurred. The amount of reimbursement is computed on an interim basis within 30 days of the end of each quarter and is paid promptly after such computation. The aggregate amount of such quarterly reim bursements are subject to adjustment within 60 days after the end of the year so that the Distributor is reimbursed for distribution expenses incurred by it during the year up to a maximum of 0.25% of the average daily net assets of the Fund. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year. The Distributor can only be reimbursed for expenses incurred primarily in connection with the sale of shares of the Fund.

   As required by Rule 12b-1, the Plan was approved on September 30, 1991 by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Directors"), and on October 30, 1991 by the Fund's sole stockholder, Hilliard Lyons. In unanimously approving the Plan, the Fund's Board of Directors determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders.
Continuance of the Plan is subject to annual approval by a majority of the Fund's directors and a majority of the Independent Directors. The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

   Under the Plan, the expenses for which the Distributor may be reimbursed include, but are not limited to: (i) payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund, for promotion of the maintenance of holdings by established stockholders and for stockholder servicing; (ii) payments to financial institutions (including banks) and others ("Service Agents") for stockholder servicing and administrative services with respect to shares of the Fund owned by stockholders for whom the Service Agent is the holder of record or for whom the Service Agent performs administrative or servicing functions; (iii) payments to the Distributor for organizing and conducting sales seminars, printing Prospectuses, Statements of Additional Information and interim and annual reports for other than existing stockholders, and preparation and distribution of advertising material and sales literature; (iv) an allocation of distribution-related overhead expenses of the Distributor; and (v) payments of commissions to investment brokers of the Distributor and to authorized dealers on sales of $1 million or more with no initial sales charge.

   The following amounts were incurred by the Fund under the Plan for the year ending December 31, 1995:

(a) printing of prospectus and financial reports for delivery to other than current stockholders: $3,268; and

(b)  trail fees to Hilliard Lyons brokers: $33,585.

   Stockholder servicing and administrative services may include: answering client inquiries regarding the Fund; assisting clients in changing dividend and redemption options, account designations and addresses; performing subaccounting; establishing and maintaining stockholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the financial institution; arranging for bank wires; and such other services as the Fund may request, to the extent the financial institution is permitted to perform such services by applicable statute, rule or regulations.

   The amounts and purposes of expenditures under the Plan must be reported to the Independent Directors quarterly. The Independent Directors may require or approve changes in the operation of the Plan and may require that total expenditures by the Fund under the Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above.

   Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires stockholder approval. Otherwise, the Plan may be amended by votes of the majority of both (a) the Fund's directors and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment. While the Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Independent Directors.

   In addition, if and to the extent that the advisory fee paid by the Fund to the Adviser pursuant to the Investment Advisory Agreement is considered as indirectly financing any activity on the part of the Adviser, which is primarily intended to result in the sale of Fund shares, such payments (which do not involve any additional payments by the Fund under the Plan) are authorized under the Plan.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

   In addition to making the investment decisions of the Fund, the Adviser implements such decisions by arranging the execution of the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable executions of such transactions at the most favorable price obtainable ("best execution"). Transactions in securities other than those for which a securities exchange is the principal market are generally made with principals or market makers at a negotiated "net" price which usually includes a profit to the dealer or distributor. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange although transactions in the over-the-counter market may be executed on an agency basis if it appears likely that a more favorable overall price can be obtained. Subject to the condition of obtaining "best execution", Hilliard Lyons, an affiliated corporation and (through its division, Hilliard Lyons Investment Advisors) the Fund's investment adviser, serves as the Fund's primary broker and channel through which securities transactions (other than on a principal basis) flow.

   With respect to transactions handled by Hilliard Lyons on a national securities exchange, the commissions must conform to Rule 17e-1 under the 1940 Act which permits an affiliated person of a registered investment company to receive brokerage commissions from such registered invest ment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Board of Directors of the Fund has adopted "procedures" which provide that commissions paid to Hilliard Lyons may not exceed (i) those which would have been charged by other qualified brokers for comparable customers in similar transactions or (ii) those charged by Hilliard Lyons for comparable customers in similar transactions. The Rule requires that the Board, including its directors who are not "interested persons" of the Fund or Hilliard Lyons determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures. Hilliard Lyons is also required to furnish reports and maintain records in connection with such reviews.

   The use of Hilliard Lyons as a broker for the Fund is subject to the provisions of Section 11(a) under the Securities Exchange Act of 1934. Recently amended Section 11(a)(1)(H) permits an exchange member to execute on that exchange's floor, using its own floor brokers, trades on behalf of its managed accounts, including affiliated investment advisers and investment companies. Members must comply with the following two conditions, set out in Section 11(a)(1)(H), in order to execute these trades lawfully: (1) A member must obtain from the person(s) authorized to transact business for a managed account written authorization permitting the member to effect trades on behalf of the account before doing so. If a customer already has provided a member with an authorization pursuant to Rule 11(a)2-2(T), the member need not obtain another written authorization to meet the Section 11(a)(1)(H) authorization requirement; and (2) At least annually, the member must disclose to the same person(s) the amount of the aggregate compensation the member received in effecting such transactions. Further, members will be required to comply with any rules the SEC may prescribe with respect to the above two express requirements. The SEC has not indicated any such plans to date. The Adviser previously obtained authorization from the Fund pursuant to Rule 11a2-2(T) and has disclosed to the Fund the amount of the aggregate compensation the Adviser received in effecting all such transactions.

   The Fund paid total brokerage commissions during the year ending December 31, 1995 of $14,643. Of that amount, $405 (2.77%) was paid to Hilliard Lyons in connection with transactions having an aggregate dollar value of 2.95% of the aggregate dollar value of all transactions as to which commissions were paid. The Fund paid commissions aggregating $14,238 (97.23%) of total commissions to brokers in connection with transactions having an aggregate dollar value of 97.05% of the aggregate dollar value of all transactions as to which Commissions were paid.

   When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers, other than Hilliard Lyons, which charge commissions that are higher than might be charged by another qualified broker or dealer and which furnish at no extra charge brokerage and/or research services to the Adviser considered by the Adviser to be useful or desirable in its investment management of the Fund and its other advisory accounts. Such brokerage and research services are of the type described in
Section 28(e) of the Securities Exchange Act of 1934. Under Section 28(e), the commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such commission is reasonable in relation to the value of brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its affiliate to the accounts over which they exercise investment discretion. The Adviser need not place or attempt to place a specific dollar value on such services or on the portion of the commission which reflects such services but is required to keep records sufficient to demonstrate the basis of its determinations.

   Investment research obtained by allocations of Fund brokerage is used to augment the internal research and investment strategy capabilities of the Adviser. Research services furnished by brokers through which the Fund effects securities transactions is used by the Adviser in carrying out its investment management responsibilities with respect to all of its accounts. Such investment information may be useful to one or more of the other accounts of the Adviser and research information received for the commissions of such other accounts may be useful to the Fund as well as such other accounts.

                              EXPENSES OF THE FUND
                              --------------------

   Except as indicated above under "Adviser", the Fund is responsible for the payment of its expenses, including (a) the fees payable to the Adviser, (b) the reimbursements payable to the Distributor under the Distribution Plan for expenses incurred in connection with the offering and sale of shares of the Fund, (c) the fees and expenses of the Fund's directors, officers and employees who are not affiliated with the Adviser, (d) the fees and certain expenses of the Fund's custodian and transfer agent, (e) the fees and expenses of the Fund's legal counsel and independent auditors, (f) brokerage and commission expenses,
(g) all federal, state and local taxes and corporate fees payable by the Fund to governmental agencies, including any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, and any foreign taxes, (h) the dues, fees and other charges of any trade association of which the Fund is a member, (i) the cost of fidelity and liability insurance, (j) reimbursement of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's Registration Statements, Prospectuses and Statements of Additional Information for such purposes, (k) costs incurred in having the Fund's net asset value computed at the times and in the manner specified in the Fund's prospectus and/or statement of additional information,
(l) allocable communications expenses with respect to investor services and all expenses of stockholders' and directors' meetings and preparing, printing and mailing Prospectuses, Statements of Additional Information, reports and proxy materials to stockholders, and (m) such non-recurring or extraordinary expenses as may arise outside the ordinary course of the Fund's business, including litigation affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors and, in certain situations, the Distributor, with respect thereto.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

   Each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will be paid on the payment date fixed by the Board of Directors in cash or in additional shares of the Fund having an aggregate net asset value as of the record date of such dividend or distribution equal to the cash amount of such dividend or distribution. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's transfer agent.

   It is the present policy of the Fund to make distributions annually of its net investment income and of its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Investors considering buying shares of the Fund just prior to a dividend or capital gain distribution record date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to such date will receive a distribution that will nevertheless be taxable to them.

   The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid this tax, and if in the best interests of the stockholders, the Fund's Board of Directors will, to the extent permitted by the SEC, declare and pay distributions of its net investment income and net realized capital gains more frequently than stated above. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared, rather than when the distributions are received.

   If the Fund invests in foreign securities, it will be subject to withholding taxes of the foreign country of the issuer on dividends which vary depending on the particular jurisdiction. The Fund may at its election deduct such amounts in computing taxable income or receive a credit against federal income taxes owed for the taxable year.

   The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company relieves the Fund of federal income tax on that part of its net ordinary income and net realized capital gains which it pays out to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months, and must distribute at least 90% of its investment company taxable income (as defined in the Code). In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). The Fund does not anticipate any difficulty in meeting these requirements. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to stockholders as ordinary income. In the case of corporate stockholders, such distributions are eligible for the 70% dividends-received deduction subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

   The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its stockholders as capital gain distributions are taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held the shares. Such long-term capital gain distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a stockholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable income taxation as described above regardless of the length of time the shares may have been held. If a stockholder held shares less than six months and during that period received a distribution taxable to such stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value on the reinvestment date.

   The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (a) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (c) the payee fails to certify that backup withholding is not required.

   The Fund may be subject to state or local taxes in the jurisdiction in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective stockholders should consult their tax adviser concerning the federal, state and local tax consequences of such an investment.

                                NET ASSET VALUE
                                ---------------

   Each security traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System is valued at the last sale price at "closing time" on the date of valuation. Securities so traded for which there was no sale on the date of valuation and other securities are valued at the mean of the most recent bid and asked quotations, except that bonds not traded on a securities exchange or quoted on the NASDAQ System are valued at prices provided by a recognized pricing service unless the Adviser believes that any such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets are valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

   As stated in the Prospectus, the net asset value per share of the Fund's shares is determined on each "business day", currently any day the New York Stock Exchange is open for business. The New York Stock Exchange is presently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

   As stated in the Prospectus, the Fund's public offering price is the next determined net asset value per share plus a sales charge paid at the time of purchase. Based on the net asset value per share at December 31, 1995 of $20.20 per share, the maximum offering price per share was $21.21 per share. The offering price is reduced on sales of $50,000 or more and in certain other circumstances.

   Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times. The prices of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to "closing time". Occasionally, events affecting the value of such securities may occur in the interim which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Board of Directors.

                     CALCULATION OF INVESTMENT PERFORMANCE
                     -------------------------------------

   From time to time, the Fund quotes its performance in advertisements or in reports and other communications to stockholders. The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                   n
             P(1+T)  = ERV

   Where:    P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
             ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10-year period at the end of a 1, 5, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Total return figures assume that the maximum 4.75% sales charge has been deducted from the investment at the time of purchase.

      The Fund's performance varies from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                         TRANSFER AGENT AND CUSTODIAN
                         ----------------------------

      State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 8315, Boston, Massachusetts 02266-8315, is the Fund's transfer agent and is custodian for the Fund's cash and securities. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                    COUNSEL
                                    -------

      The legality of the shares offered hereby have been passed upon by Hirn Doheny & Harper, 2000 Meidinger Tower, Louisville, Kentucky 40202.

                             INDEPENDENT AUDITORS
                             --------------------

      Ernst & Young LLP, 400 West Market Street, Louisville, Kentucky 40202, are the independent auditors of the Fund, and such firm also prepares the Fund's Federal and state income tax returns.

                              GENERAL INFORMATION
                              -------------------

      The Fund's Articles of Incorporation provide that to the fullest extent permitted by the General Laws of the State of Maryland, directors and officers shall be indemnified by the Fund against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a director against any liability to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

      The directors of the Fund have authority under the Articles of Incorporation to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by classifying and reclassifying unissued shares, without further action by stockholders.

      Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held and may vote in the election of directors and on other matters submitted to meetings of stockholders. It is not contemplated that regular annual meetings of stockholders will be held. A meeting will be called to consider replacing the Fund's directors upon the written request of the holders of 10% of the Fund's shares. The record holders of at least 25% of the Fund's shares may require the Fund to hold a special meeting of stockholders for any purpose. Stockholders have no preemptive or conversion rights.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

COMMON STOCKS -- 84.5%
--------------------------------------------------------------------------------

                                                                        Market
 Shares  Company                                              Cost      Value
 ------  -------                                              ----      ------
      BASIC INDUSTRY -- 3.6%
      ----------------------------------------------------------------------
 27,700  Nalco Chemical Co. ............................   $  910,845 $  834,462
  7,350  Sonoco Products Co. ...........................      136,910    192,938
                                                           ---------- ----------
                                                            1,047,755  1,027,400
      CAPITAL GOODS -- 12.2%
      ----------------------------------------------------------------------
 26,000  Dover Corp. ...................................      630,550    958,750
 14,000  General Electric Co. ..........................      565,278  1,008,000
  8,400  Hubbell Inc. CL B .............................      408,960    552,300
  4,000  Minnesota Mining & Manufacturing Co. ..........      186,952    265,000
 12,000  Nordson Corp. .................................      664,500    675,000
                                                           ---------- ----------
                                                            2,456,240  3,459,050
      CONSUMER NON-DURABLE -- 13.7%
      ----------------------------------------------------------------------
 25,500* Bush Boake Allen Inc. .........................      708,904    698,062
  8,000  CPC International Inc. ........................      339,924    549,000
 14,000  International Flavors & Fragrances ............      477,681    672,000
 24,000  PepsiCo Inc. ..................................      886,525  1,341,000
  7,500  Procter & Gamble Co. ..........................      365,983    622,500
                                                           ---------- ----------
                                                            2,779,017  3,882,562
      FINANCIAL -- 29.4%
      ----------------------------------------------------------------------
 18,000  American International Group Inc. .............      869,512  1,665,000
     23* Berkshire Hathaway Inc. .......................      208,980    738,300
 22,000  Cincinnati Financial Corp. ....................    1,148,724  1,435,500
 12,000  Federal Home Loan Mortgage Corp. ..............      554,652  1,002,000
 16,000  Fifth Third Bancorp ...........................      816,000  1,172,000
 51,500  Synovus Financial Corp. .......................      983,277  1,467,750
 18,000  Wachovia Corp. ................................      655,830    823,500
                                                           ---------- ----------
                                                            5,236,975  8,304,050


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                        Market
 Shares Company                                              Cost       Value
 ------ -------                                              ----       ------
      HEALTH CARE -- 11.0%
      ----------------------------------------------------------------------

 38,500 Allergan Inc. .................................       926,295  1,251,250
 21,500 Johnson & Johnson..............................       919,321  1,840,938
                                                          ----------- ----------
                                                            1,845,616  3,092,188
      RETAIL & SERVICES -- 13.4%
      ----------------------------------------------------------------------

 16,500 Brady WH Co. CL A..............................       270,375    445,500
 12,000 Gannett Inc. ..................................       654,720    736,500
 20,000 May Department Stores Co. .....................       622,663    845,000
 59,000 Walgreen Co. ..................................     1,074,435  1,762,625
                                                          ----------- ----------
                                                            2,622,193  3,789,625
      TECHNOLOGY -- 1.2%
      ----------------------------------------------------------------------

  8,000 Teleflex Inc. .................................       227,310    328,000
                                                          ----------- ----------
                                                              227,310    328,000
        TOTAL COMMON STOCKS............................   $16,215,106 23,882,875

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.7%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
   Amount   Description                            Yield     Date      Value
 ---------- -----------                           -------- -------- -----------
 $4,710,000 Federal Farm Credit Bank ..........    5.884%  01/02/96   4,709,241
                                                                    -----------
            TOTAL U. S. GOVERNMENT AGENCY
            OBLIGATIONS (COST -- $4,709,241)...                       4,709,241
                                                                    -----------
            TOTAL INVESTMENTS (COST --
             $20,924,347) (101.2%).............                     $28,592,116
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
Investments at market value:
 Common stocks (cost $16,215,106)................................  $23,882,875
 U.S. Government Agency Obligations at value (amortized cost
  $4,709,241)....................................................    4,709,241
                                                                  ------------
  Total investments..............................................   28,592,116
Cash.............................................................        3,035
Receivables:
 Dividends.......................................................       53,620
 Shares sold.....................................................       42,242
Deferred organizational expenses -- Note A.......................       23,691
Prepaid expenses.................................................        1,326
                                                                  ------------
  Total Assets...................................................  $28,716,030
                                                                  ============
LIABILITIES:
Payables:
 Investments.....................................................  $   284,254
 Due to advisor -- Note B........................................       57,280
 Organizational expenses -- Note A...............................       29,550
 Dividends payable...............................................       15,947
 Shares redeemed.................................................        3,258
Accrued expenses.................................................       66,520
                                                                  ------------
  Total Liabilities..............................................      456,809
                                                                  ------------
CAPITAL:
Common stock ($.001 par value; 150,000,000 shares authorized and
 1,399,281 shares issued and outstanding)........................        1,400
Paid-in surplus..................................................   20,591,377
Net unrealized appreciation on investments.......................    7,667,769
Distributions in excess of net investment income -- Note A....... (      1,325)
                                                                  ------------
  Total Capital (Net Assets) (equivalent to $20.20 per share)....   28,259,221
                                                                  ------------
  Total Liabilities and Capital..................................  $28,716,030
                                                                  ============


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Dividends........................................................  $  422,766
  Interest.........................................................     196,517
                                                                    -----------
    Total investment income........................................     619,283
EXPENSES:
  Management fees -- Note B........................................     193,004
  Custodian fees...................................................      50,630
  Audit fees.......................................................      37,680
  12b-1 expenses -- Note B.........................................      37,325
  Transfer Agent fees..............................................      30,970
  Directors' fees..................................................      23,900
  Organizational expenses -- Note A................................      23,243
  Legal fees.......................................................      16,315
  Insurance expense................................................      15,122
  Shareholder reports..............................................      12,830
  Filing fees......................................................       4,120
  Trade Association................................................       1,840
                                                                    -----------
                                                                        446,979
  Waiver of management fee by Adviser -- Note B.................... (    24,783)
                                                                    -----------
    Total expenses.................................................     422,196
                                                                    -----------
      Net investment income........................................     197,087
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note A.......................     919,975
  Change in unrealized appreciation on investments.................   5,335,064
                                                                    -----------
    Net gain on investments........................................   6,255,039
                                                                    -----------
      Net increase in net assets resulting from operations.........  $6,452,126
                                                                    ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         1995          1994
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income.............................  $   197,087   $   149,934
  Net realized gain on investments..................      919,975       117,418
  Net change in unrealized appreciation on
   investments......................................    5,335,064       265,872
                                                     ------------  ------------
    Net increase in net assets from operations......    6,452,126       533,224
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................. (    196,792) (    149,934)
  Realized gain from investment transactions........ (    811,088) (          0)
  Distributions in excess of net investment income.. (          0) (      1,071)
                                                     ------------  ------------
    Total distributions............................. (  1,007,880) (    151,005)
 FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 49,498 and 9,146 shares issued in
   reinvestment of dividends, respectively..........      991,935       146,516
  Proceeds from 446,320 and 107,940 shares sold,
   respectively.....................................    8,924,169     1,688,277
  Cost of 377,902 and 350,126 shares repurchased,
   respectively..................................... (  7,576,898) (  5,499,786)
                                                     ------------  ------------
    Net increase (decrease) in net assets from
     capital share transactions.....................    2,339,206  (  3,664,993)
                                                     ------------  ------------
     Total increase (decrease) in net assets........    7,783,452  (  3,282,774)
 NET ASSETS:
  Beginning of year.................................   20,475,769    23,758,543
                                                     ------------  ------------
  End of year (includes distributions in excess of
   net investment income of ($1,325) and ($1,621),
   respectively)....................................  $28,259,221   $20,475,769
                                                     ============  ============

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1995, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1995 through December 31, 1995, the Fund did not incur any net realized capital losses. If the Fund had incurred net capital losses during this period, as permitted by tax regulations, the Fund would elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1996.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

DEFERRED ORGANIZATIONAL EXPENSES: Deferred organizational expenses included on the statement of assets and liabilities include organizational costs incurred during the start up of the Fund that J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, had paid for the Fund. It is the policy of the Fund that the Fund will reimburse these organizational expenses. These expenses are being amortized using the straight-line method over sixty (60) months.

The Distributor has agreed that in the event that any of the initial 34,990 shares that it purchased are redeemed during the period of amortization of the Fund's organizational and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE B -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 37,098 shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1995 exceed 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. For the year ended December 31, 1995, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $24,783.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

For transactions executed during the year ended December 31, 1995, the Fund incurred brokerage commissions of $14,643 of which $405 was paid to J. J. B. Hilliard, W. L. Lyons, Inc., an affiliated corporation. Additionally, J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $48,601. The Hilliard Lyons profit sharing plan, as directed by each participant, owns 310,542 shares of the Fund as of December 31, 1995.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE C -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1995, purchases and proceeds from sale of investment securities (excluding short-term securities) were $5,702,325 and $6,332,153, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1995, the gross unrealized appreciation and depreciation on investments was $7,754,993 and $87,224, respectively, resulting in net unrealized appreciation of $7,667,769.

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              Period from
                                                               January 6,
                              For the year ended                1992* to
                                 December 31,                 December 31,
                            1995         1994         1993        1992
                          --------     --------     --------  ------------
Net asset value:
 Beginning of period....   $ 15.98      $ 15.69      $ 15.19     $ 14.29
                          --------     --------     --------    --------
Net investment income...      0.15         0.12         0.13        0.10
Net realized and change
 in unrealized gain on
 investments............      4.82         0.29         0.50        0.90
                          --------     --------     --------    --------
Total from investment
 operations.............      4.97         0.41         0.63        1.00
                          --------     --------     --------    --------
Less dividends from net
 investment income......  (   0.15)    (   0.12)    (   0.13)   (   0.10)
Less dividends from net
 realized capital gains.  (   0.60)    (   0.00)    (   0.00)   (   0.00)
                          --------     --------     --------    --------
Total distributions.....  (   0.75)    (   0.12)    (   0.13)   (   0.10)
                          --------     --------     --------    --------
Net asset value:
 End of period..........   $ 20.20      $ 15.98      $ 15.69     $ 15.19
                          ========     ========     ========    ========
Total Investment
 Return(1)..............     31.10%        2.60%        4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA

Operating expenses to
 average net assets.....      1.75%(c)     1.75%(b)     1.75%       1.71%**(a)
Net investment income to
 average net assets.....       .82%(c)      .68%(b)      .75%       1.07%**(a)
Portfolio turnover rate.     27.50%       20.10%       59.64%      19.63%
Net assets, end of
 period (000s omitted)..   $28,259      $20,476      $23,758     $22,404

(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.

(1) Excludes maximum sales charge of 4.75%.

*  Commencement of operations
** Annualized

                         REPORT OF INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Hilliard Lyons Growth Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from January 6, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. at December 31, 1995, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from January 6, 1992 (commencement of operations) to December 31, 1992, in conformity with generally accepted accounting principles.

                                          LOGO SIGNATURE OF Ernst & Young LLP

Louisville, Kentucky
January 12, 1996

                                                            Appendix A

                       DESCRIPTION OF SECURITIES RATINGS
                       ---------------------------------

Standard & Poor's Corporation
-----------------------------

      AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.
-------------------------------

      Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                                    PART C
                               OTHER INFORMATION
                               -----------------

ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

     a)     Financial Statements included in Part B:

            Schedule of Investments

            Statement of Assets and Liabilities

            Statement of Operations

            Statements of Changes in Net Assets

     b)     Exhibits:

            (1)  Articles of Incorporation.*

            (2)  Bylaws.*

            (3)  Not applicable.

            (4)  Not applicable.

            (5)  (a)  Investment Advisory Agreement between Registrant and
                      Hilliard Lyons Investment Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.*

                 (b)  Amendment No. 1 to Investment Advisory Agreement.*

            (6)  (a)  Distribution Agreement between Registrant and J.J.B.
                      Hilliard, W.L. Lyons, Inc.*

                 (b)  Amendment No. 1 to Distribution Agreement.*

                 (c) Form of Sales Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and selected dealers.*

            (7)  Not applicable.

  ____________________

      *Previously filed.

          (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

          (9) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

          (10) Opinion and consent of Hirn Reed Harper & Eisinger, counsel to the Fund.*

          (11) Consent of Ernst & Young LLP, Independent Auditors.

          (12) Not applicable.

          (13) Subscription Agreement with initial stockholder.*

          (14) Not applicable.

          (15) Amended and Restated Distribution Plan pursuant to Rule 12b-1.*

          (16) Not applicable.

          (17) Not applicable.

____________________

      *Previously filed.

ITEM 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

   None.

ITEM 26.  Number of Holders of Securities
          -------------------------------

      As of February 29, 1996, the number of record holders of the Registrant's shares of common stock was approximately 1,405.

ITEM 27.  Indemnification
          ---------------

      Reference is made to Article IX of Registrant's Articles of Incorporation and Article V of Registrant's Bylaws which are filed as exhibits to this Registration Statement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Pursuant to the Distribution Agreement, as amended, between the Fund and J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

ITEM 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

      J.J.B. Hilliard, W.L. Lyons, Inc., through its division, Hilliard Lyons Investment Advisors, is the investment adviser of the Registrant. For information concerning the business, profession, vocation or employment of a substantial nature of J.J.B. Hilliard, W.L. Lyons, Inc., reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.

      Set forth below is a list as of March 30, 1996 of all directors and of all officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc. and the name and business address of the company (if any), other than J.J.B. Hilliard, W.L. Lyons, Inc. and its affiliates, with which each such individual has been connected since January 1, 1995, as well as the capacity in which such individual was connected:

Name and Title of                   Name and Address of
Officer or Director                 Company with which
of J.J.B. Hilliard,                 Officer or Director
W.L. Lyons, Inc.                    Is Connected                      Capacity
----------------                    ------------------                --------

James M. Rogers                     none
Executive Vice
President




Donald F. Kohler                    Hilliard-Lyons                    director
Executive Vice                      Government Fund, Inc.
President and director              Hilliard Lyons Center
                                    Louisville, KY  40202

                                    Chester B. Stem Inc.              director
                                    P.O. Box 69
                                    New Albany, IN  47150



James R. Allen
Executive Vice
President and director              none



James C. Stone III                  none
Executive Vice
President, Treasurer
and director

James W. Stuckert               Royal Gold, Inc.               director
Chairman of the Board,          1600 Wynkoop Street
President and director          Suite 1000
                                Denver, CO  80202

                                DataBeam Corporation           director
                                3256 Lochness Drive
                                Lexington, KY  40517

                                J.J. Skinner, Inc.             director
                                1595 Starks Building
                                Louisville, KY  40202



Kenneth W. Moore                Hadley Pottery,                President
Senior Vice President,          Incorporated
Secretary and director          1570 Story Avenue
                                Louisville, KY  40206



Stephen L. Grossman             none
Senior Vice President,
Investment Broker and director



Samuel C. Harvey                none
Executive Vice President
and director



G. Michael Perros               301 West Main Street           General Partner
First Vice President,           Partners Commercial
Investment Broker               Real Estate
and director





F. James Walker                     none
Senior Vice President
and director

     In addition to the foregoing connections, all of the directors of J.J.B. Hilliard, W.L. Lyons, Inc. serve as directors of Hilliard-Lyons, Inc., the parent of J.J.B. Hilliard, W.L. Lyons, Inc., and some of the directors and officers of J.J.B. Hilliard, W.L. Lyons, Inc. serve as officers of Hilliard-Lyons, Inc. and as directors or officers, or both, of other subsidiaries of Hilliard-Lyons, Inc., each of which subsidiaries, other than Hilliard Lyons Trust Company, is organized for the purpose of carrying out the investment banking activities of J.J.B. Hilliard, W.L. Lyons, Inc. or activities in support thereof.

ITEM 29.  Principal Underwriters
          ----------------------

     (a) J.J.B. Hilliard, W.L. Lyons, Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons, Inc. currently serves as investment adviser and principal underwriter of Hilliard-Lyons Government Fund, Inc., an open-end money market fund.

     (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc., the Registrant's principal underwriter:


                                                                 Positions
Name and Principal            Positions and Offices              and Offices
Business Address              with Underwriter                   with Registrant
----------------------        ---------------------              ---------------

James M. Rogers               Executive Vice                     none
Hilliard Lyons Center         President
Louisville, KY  40202

James R. Allen                Executive Vice                     none
Hilliard Lyons Center         President; Manager,
Louisville, KY  40202         Branch and Marketing
                              Administration and director

Donald F. Kohler              Executive Vice                     Chairman of
Hilliard Lyons Center         President and director             the Board
Louisville, KY  40202

Robert M. Lee                 Executive Vice                     none
Hilliard Lyons Center         President; Manager,
Louisville, KY  40202         Fixed Income Group
                              and director

James C. Stone III                  Executive Vice                 none
Hilliard Lyons Center               President, General
Louisville, KY  40202               Counsel, Treasurer;
                                    Manager, Operations
                                    Department and director

James W. Stuckert                   Chairman of the Board;         none
Hilliard Lyons Center               President, and director
Louisville, KY  40202

Kenneth W. Moore                    Senior Vice President          none
Hilliard Lyons Center               and Secretary; Invest-
Louisville, KY  40202               ment Broker and director

Samuel C. Harvey                    Executive Vice President;      President
Hilliard Lyons Center               Manager, Investment
Louisville, KY  40202               Management Group and director

Stephen L. Grossman                 Senior Vice President;         none
106 West Vine Street                Investment Broker
Lexington, KY  40507                and director

G. Michael Perros                   Senior Vice President;         none
446 East Main Street                Investment Broker
Danville, KY  42101                 and director

F. James Walker                     Senior Vice President;         none
Hilliard Lyons Center               Manager, Financial Services
Louisville, KY  40202               Group and director


     (c)  Not applicable.

ITEM 30.  Location of Accounts and Records
          --------------------------------

     All such accounts, books and other documents are maintained at the office of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and Hilliard Lyons Growth Fund, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202.

ITEM 31.  Management Services
          -------------------

     Not applicable.

ITEM 32.  Undertakings
          ------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without change.

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a)(1) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Louisville and Commonwealth of Kentucky, on the 8th day of March, 1996.

                                              HILLIARD LYONS GROWTH FUND, INC.


                                                 By: /S/ SAMUEL C. HARVEY
                                                    ___________________________
                                                    Samuel C. Harvey, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                Title                                Date
        ---------                -----                                ----

*/s/ DONALD F. KOHLER          Chairman of the Board of           March 8, 1996
__________________________     Directors (Principal
Donald F. Kohler               Executive Officer)

 /s/ SAMUEL C. HARVEY
__________________________     President                          March 8, 1996
Samuel C. Harvey

*/s/ JOSEPH C. CURRY, JR.      Vice President and Treasurer       March 8, 1996
__________________________     (Principal Financial Officer
Joseph C. Curry, Jr.           and Principal Accounting Officer)

*/s/ WILLIAM A. BLODGETT, JR.  Director                           March 8, 1996
_____________________________
William A. Blodgett, Jr.

*/s/ JOHN C. OWENS             Director                           March 8, 1996
__________________________
John C. Owens

*/s/ GILBERT L. PAMPLIN        Director                           March 8, 1996
__________________________
Gilbert L. Pamplin

*/s/ DILLMAN A. RASH           Director                           March 8, 1996
__________________________
Dillman A. Rash

*By: /s/ SAMUEL C. HARVEY
     --------------------
     Samuel C. Harvey,
     Attorney-in-Fact pursuant
     to Power of Attorney
     previously filed with
     the Commission

                                 EXHIBIT INDEX
                                 -------------

Exhibits:
--------

(1)  Articles of Incorporation.*

(2)  Bylaws.*

(3)  Not applicable.

(4)  Not applicable.

(5) (a) Investment Advisory Agreement between Registrant and Hilliard Lyons Investment Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.*

     (b)  Amendment No. 1 to Investment Advisory Agreement.*

(6) (a) Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.*

     (b)  Amendment No. 1 to Distribution Agreement.*

     (c) Form of Sales Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and selected dealers.*

     (7)  Not applicable.

     (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

     (9) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

     (10) Opinion and consent of Hirn Reed Harper & Eisinger, counsel to the Fund.*

     (11) Consent of Ernst & Young LLP, Independent Auditors.

     (12) Not applicable.

____________________

      *Previously filed.

     (13) Subscription Agreement with initial stockholder.*

     (14) Not applicable.

     (15) Amended and Restated Distribution Plan pursuant to Rule 12b-1.*

     (16) Not applicable.

     (17) Not applicable.

____________________

      *Previously filed.